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                                                                   EXHIBIT 10.14

                                                               CUSTOMER NO. 1101

                                              MASTER LEASE AGREEMENT


Lessor:   TRANSAMERICA BUSINESS CREDIT CORPORATION
          RIVERWAY II
          WEST OFFICE TOWER
          WEST HIGGINS
          ROSEMONT, ILLINOIS  60018


Lessee:   DYAX CORP.
          ONE KENDALL SQUARE
          BUILDING 600, 5TH FLOOR
          CAMBRIDGE, MASSACHUSETTS  02139


The lessor pursuant to this Master Lease Agreement ("Agreement") dated as of December 30, 1997, is Transamerica Business Credit Corporation ("Lessor"). All equipment, together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements, and replacements thereof or thereto, which are the subject of a Lease (as defined in the next sentence) shall be referred to as "Equipment." Simultaneous with the execution and delivery of this Agreement, the parties are entering into one or more Lease Schedules (each, a "Schedule") which refer to and incorporate by reference this Agreement, each of which constitutes a lease (each, a "Lease") for the Equipment specified therein. Additional details pertaining to each Lease are specified in the applicable Schedule. Each Schedule that the parties hereafter enter into shall constitute a Lease. Lessor has no obligation to enter into any additional leases with, or extend any future financing to, Lessee.

          1. LEASE. Subject to and upon all of the terms and conditions of this Agreement and each Schedule, Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor the Equipment for the Term (as defined in Paragraph 2 below) thereof. The timing and financial scope of Lessor's obligation to enter into Leases hereunder are limited as set forth in the Commitment Letter executed by Lessor and Lessee, dated as of December 17, 1997 and attached hereto as Exhibit A (the "Commitment Letter").

          2. TERM. Each Lease shall be effective and the term of each Lease ("Term") shall commence on the commencement date specified in the applicable Schedule and, unless sooner terminated (as hereinafter provided), shall expire at the end of the term specified in such Schedule; PROVIDED, HOWEVER, that obligations due to be performed by Lessee during the Term shall continue until they have been performed in full. Schedules will only be executed after the delivery of the Equipment to the Lessee or upon completion of deliveries of items of such Equipment with aggregate cost of not less than $50,000.

          3. RENT. Lessee shall pay as rent to Lessor, for use of the Equipment during the Term or Renewal Term (as defined in Paragraph 8), rental payments equal to the sum of all rental payments including, without limitation, security deposits, advance rents, and interim rents payable in the amounts and on the dates specified in the applicable Schedule ("Rent"). If any Rent or other amount payable by Lessee is not paid within five days after the day on which it becomes payable, Lessee will pay on demand, as a late charge, an amount equal to 5% of such unpaid Rent or other amount but only to


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the extent permitted by applicable law. All payments provided for herein shall be payable to Lessor at its address specified above, or at any other place designated by Lessor.

          4. LEASE NOT CANCELABLE; LESSEE'S OBLIGATIONS ABSOLUTE. No Lease may be canceled or terminated except as expressly provided herein. Lessee's obligation to pay all Rent due or to become due hereunder shall be absolute and unconditional and shall not be subject to any delay, reduction, set-off, defense, counterclaim, or recoupment for any reason whatsoever, including any failure of the Equipment or any representations by the manufacturer or the vendor thereof. If the Equipment is unsatisfactory for any reason, Lessee shall make any claim solely against the manufacturer or the vendor thereof and shall, nevertheless, pay Lessor all Rent payable hereunder.

          5. SELECTION AND USE OF EQUIPMENT. Lessee agrees that it shall be responsible for the selection and use of, and results obtained from, the Equipment and any other associated equipment or services.

          6. WARRANTIES. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT OR ITS MERCHANTABILITY, SUITABILITY, QUALITY, OR FITNESS FOR A PARTICULAR PURPOSE, AND HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE A CLAIM AGAINST LESSOR FOR BREACH OF ANY WARRANTY WHATSOEVER. LESSEE LEASES THE EQUIPMENT"AS IS." IN NO EVENT SHALL LESSOR HAVE ANY LIABILITY, NOR SHALL LESSEE HAVE ANY REMEDY AGAINST LESSOR, FOR ANY LIABILITY, CLAIM, LOSS, DAMAGE, OR EXPENSE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR ANY DEFICIENCY OR DEFECT THEREOF OR THE OPERATION, MAINTENANCE, OR REPAIR THEREOF OR ANY CONSEQUENTIAL DAMAGES AS THAT TERM IS USED IN SECTION 2-719(3) OF THE MODEL UNIFORM COMMERCIAL CODE, AS AMENDED FROM TIME TO TIME ("UCC"). Lessor grants to Lessee, for the sole purpose of prosecuting a claim, the benefits of any and all warranties made available by the manufacturer or the vendor of the Equipment to the extent assignable.

          7. DELIVERY. Lessor hereby appoints Lessee as Lessor's agent for the sole and limited purpose of accepting delivery of the Equipment from each vendor thereof. Lessee shall pay any and all delivery and installation charges. Lessor shall not be liable to Lessee for any delay in, or failure of, delivery of the Equipment.

          8. RENEWAL. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, or the Lessee shall not have exercised its purchase option under Paragraph 9 hereof, each Lease will automatically renew for a term specified in the applicable Schedule (the "Renewal Term") on the terms and conditions of this Agreement or as set forth in such Schedule; PROVIDED, HOWEVER, that Obligations due to be performed by the Lessee during the Renewal Term shall continue until they have been performed in full.

          9. PURCHASE OPTION. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, Lessee may, upon written notice to Lessor received at least one hundred eighty days before the expiration of a Term, purchase all, but not less than all, the Equipment covered by the applicable Lease on the date specified therefor in the applicable Schedule ("Purchase Date"). The purchase price for such Equipment shall be its fair market value as set forth in the applicable Schedule

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determined on an "In-place, In-use" basis, as mutually agreed by Lessor and
Lessee, or, if they cannot agree, as determined by an independent appraiser selected by Lessor and approved by Lessee, which approval will not be unreasonably delayed or withheld. Lessee shall pay the cost of any such appraisal. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default shall have occurred and be continuing, Lessee may, upon written notice to Lessor received at least one hundred eighty days prior to the expiration of the Renewal Term, purchase all, but not less than all, the Equipment covered by the applicable Schedule by the last date of the Renewal Term (the "Alternative Purchase Date") at a purchase price equal to its then fair market value on an "In-place, In-use" basis. On the Purchase Date or the Alternative Purchase Date, as the case may be, for any Equipment, Lessee shall pay to Lessor the purchase price, together with all sales and other taxes applicable to the transfer of the Equipment and any other amount payable and arising hereunder, in immediately available funds, whereupon Lessor shall transfer to Lessee, without recourse or warranty of any kind, express or implied, all of Lessor's right, title, and interest in and to such Equipment on an "As Is, Where Is" basis.

          10. OWNERSHIP; INSPECTION; MARKING; FINANCING STATEMENTS. Lessee shall affix to the Equipment any labels supplied by Lessor indicating ownership of such Equipment. The Equipment is and shall be the sole property of Lessor. Lessee shall have no right, title, or interest therein, except as lessee under a Lease. The Equipment is and shall at all times be and remain personal property and shall not become a fixture. Lessee shall obtain and record such instruments and take such steps as may be necessary to prevent any person from acquiring any rights in the Equipment by reason of the Equipment being claimed or deemed to be real property. Upon request by Lessor, Lessee shall obtain and deliver to Lessor valid and effective waivers, in recordable form, by the owners, landlords, and mortgagees of the real property upon which the Equipment is located or certificates of Lessee that it is the owner of such real property or that such real property is neither leased nor mortgaged. Lessee shall make the Equipment and its maintenance records available for inspection by Lessor at reasonable times and upon reasonable notice. Lessee shall execute and deliver to Lessor for filing any UCC financing statements or similar documents Lessor may reasonably request.

          11. EQUIPMENT USE. Lessee agrees that the Equipment will be operated by competent, qualified personnel in connection with Lessee's business for the purpose for which the Equipment was designed and in accordance with applicable operating instructions, laws, and government regulations, and that Lessee shall use all reasonable precautions to prevent loss or damage to the Equipment from fire and other hazards. Lessee shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Equipment.

          12. MAINTENANCE. Lessee, at its sole cost and expense, shall keep the Equipment in a suitable environment as specified by the manufacturer's guidelines or the equivalent, shall meet all recertification requirements, and shall maintain the Equipment in its original condition and working order, ordinary wear and tear excepted. At the reasonable request of Lessor, Lessee shall furnish all proof of maintenance.

          13. ALTERATION; MODIFICATIONS; PARTS. Lessee may alter or modify the Equipment only with the prior written consent of Lessor. Any alteration shall be removed and the Equipment restored to its normal, unaltered condition at Lessee's expense (without damaging the Equipment's originally intended function or its value) prior to its return to Lessor. Any part installed in connection with warranty or maintenance service or which cannot be removed in accordance with the preceding sentence shall be the property of Lessor.

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          14. RETURN OF EQUIPMENT. Except for Equipment that has suffered a
Casualty Loss (as defined in Paragraph 15 below) and is not required to be repaired pursuant to Paragraph 15 below or Equipment purchased by Lessee pursuant to Paragraph 9 above, upon the expiration of the Renewal Term of a Lease, or upon demand by Lessor pursuant to Paragraph 22 below, Lessee shall contact Lessor for shipping instructions and, at Lessee's own risk, immediately return the Equipment, freight prepaid, to a location in the continental United States specified by Lessor. At the time of such return to Lessor, the Equipment shall (i) be in the operating order, repair, and condition as required by or specified in the original specifications and warranties of each manufacturer and vendor thereof, ordinary wear and tear excepted, (ii) meet all recertification requirements, and (iii) be capable of being promptly assembled and operated by a third party purchaser or third party lessee without further repair, replacement, alterations, or improvements, and in accordance and compliance with any and all statutes, laws, ordinances, rules, and regulations of any governmental authority or any political subdivision thereof applicable to the use and operation of the Equipment. Except as otherwise provided under Paragraph 9 hereof, at least one hundred eighty days before the expiration of the Renewal Term, Lessee shall give Lessor notice of its intent to return the Equipment at the end of such Renewal Term. During the one hundred eighty-day period prior to the end of a Term or the Renewal Term, Lessor and its prospective purchasers or lessees shall have, upon not less than two business days' prior notice to Lessee and during normal business hours, or at any time and without prior notice upon the occurrence and continuance of an Event of Default, the right of access to the premises on which the Equipment is located to inspect the Equipment, and Lessee shall cooperate in all other respects with Lessor's remarketing of the Equipment. The provisions of this Paragraph 14 are of the essence of the Lease, and upon application to any court of equity having jurisdiction in the premises, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee set forth in this Paragraph 14. If Lessee fails to return the Equipment when required, the terms and conditions of the Lease shall continue to be applicable and Lessee shall continue to pay Rent until the Equipment is received by Lessor.

          15. CASUALTY INSURANCE; LOSS OR DAMAGE. Lessee will maintain, at its own expense, liability and property damage insurance relating to the Equipment, insuring against such risks as are customarily insured against on the type of equipment leased hereunder by businesses in which Lessee is engaged in such amounts, in such form, and with insurers satisfactory to Lessor; PROVIDED, HOWEVER, that the amount of insurance against damage or loss shall not be less than the greater of (a) the replacement value of the Equipment and (b) the stipulated loss value of the Equipment specified in the applicable Schedule ("Stipulated Loss Value"). Each liability insurance policy shall provide coverage (including, without limitation, personal injury coverage) of not less than $1,000,000 for each occurrence, and shall name Lessor as an additional insured; and each property damage policy shall name Lessor as sole loss payee and all policies shall contain a clause requiring the insurer to give Lessor at least thirty days' prior written notice of any alteration in the terms or cancellation of the policy. Lessee shall furnish to Lessor a copy of each insurance policy (with endorsements) or other evidence satisfactory to Lessor that the required insurance coverage is in effect; PROVIDED, HOWEVER, Lessor shall have no duty to ascertain the existence of or to examine the insurance policies to advise Lessee if the insurance coverage does not comply with the requirements of this Paragraph. If Lessee fails to insure the Equipment as required, Lessor shall have the right but not the obligation to obtain such insurance, and the cost of the insurance shall be for the account of Lessee due as part of the next due Rent. Lessee consents to Lessor's release, upon its failure to obtain appropriate insurance coverage, of any and all information necessary to obtain insurance with respect to the Equipment or Lessor's interest therein.

          Until the Equipment is returned to and received by Lessor as provided in Paragraph 14 above, Lessee shall bear the entire risk of the theft or destruction of, or damage to, the Equipment including, without limitation, any condemnation, seizure, or requisition of title or use ("Casualty Loss"). No Casualty Loss shall relieve Lessee from its obligations to pay Rent except as provided in clause (b)

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below. When any Casualty Loss occurs, Lessee shall immediately notify Lessor and, at the option of Lessor, shall promptly (a) place such Equipment in good repair and working order; or (b) pay Lessor an amount equal to the Stipulated Loss Value of such Equipment and all other amounts (excluding Rent) payable by Lessee hereunder, together with a late charge on such amounts at a rate per annum equal to the rate imputed in the Rent payments hereunder (as reasonably determined by Lessor) from the date of the Casualty Loss through the date of payment of such amounts, whereupon Lessor shall transfer to Lessee, without recourse or warranty (express or implied), all of Lessor's interest, if any, in and to such Equipment on an "AS IS, WHERE IS" basis. The proceeds of any insurance payable with respect to the Equipment shall be applied, at the option of Lessor, either towards (i) repair of the Equipment or (ii) payment of any of Lessee's obligations hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts issued with respect to any Casualty Loss under any insurance policy relating to the Equipment.

          16. TAXES. Lessee shall pay when due, and indemnify and hold Lessor harmless from, all sales, use, excise, and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges, or withholdings of any nature),and any fines, penalties, or interest thereon, imposed or levied by any governmental body, agency, or tax authority upon or in connection with the Equipment, its purchase, ownership, delivery, leasing, possession, use, or relocation of the Equipment or otherwise in connection with the transactions contemplated by each Lease or the Rent thereunder, excluding taxes on or measured by the net income of Lessor. Upon request, Lessee will provide proof of payment. Unless Lessor elects otherwise, Lessee will pay all property taxes on the Equipment. Lessee shall timely prepare and file all reports and returns which are required to be made with respect to any obligation of Lessee under this Paragraph 16. Lessee shall, to the extent permitted by law, cause all billings of such fees, taxes, levies, imposts, duties, withholdings, and governmental charges to be made to Lessor in care of Lessee. Upon request, Lessee will provide Lessor with copies of all such billings.

          17. LESSOR'S PAYMENT. If Lessee fails to perform its obligations under Paragraphs 15 or 16 above, or Paragraph 23 below, Lessor shall have the right to substitute performance, in which case Lessee shall immediately reimburse Lessor therefor.

          18. GENERAL INDEMNITY. Each Lease is a net lease. Therefore, Lessee shall indemnify Lessor and its successors and assigns against, and hold Lessor and its successors and assigns harmless from, any and all claims, actions, damages, obligations, liabilities, and all costs and expenses, including, without limitation, legal fees incurred by Lessor or its successors and assigns arising out of each Lease including, without limitation, the purchase, ownership, delivery, lease, possession, maintenance, condition, use, or return of the Equipment, or arising by operation of law, except that Lessee shall not be liable for any claims, actions, damages, obligations, and costs and expenses determined by a non-appealable, final order of a court of competent jurisdiction to have occurred as a result of the gross negligence or willful misconduct of Lessor or its successors and assigns. Lessee agrees that upon written notice by Lessor of the assertion of any claim, action, damage, obligation, liability, or lien, Lessee shall assume full responsibility for the defense thereof, provided that Lessor's failure to give such notice shall not limit or otherwise affect its rights hereunder. Any payment pursuant to this Paragraph (except for any payment of Rent) shall be of such amount as shall be necessary so that, after payment of any taxes required to be paid thereon by Lessor, including taxes on or measured by the net income of Lessor, the balance will equal the amount due hereunder. The provisions of this Paragraph with regard to matters arising during a Lease shall survive the expiration or termination of such Lease.


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          19. ASSIGNMENT BY LESSEE. Lessee shall not, without the prior written consent of Lessor, (a) assign, transfer, pledge, or otherwise dispose of any Lease or Equipment, or any interest therein; (b) sublease or lend any Equipment or permit it to be used by anyone other than Lessee and its employees; or (c) move any Equipment from the location specified for it in the applicable Schedule, except that Lessee may move Equipment to another location within the United States provided that Lessee has delivered to Lessor (A) prior written notice thereof and (B) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to Lessor) necessary or, in the opinion of the Lessor, desirable to protect Lessor's interest in such Equipment. Notwithstanding anything to the contrary in the immediately preceding sentence, Lessee may keep any Equipment consisting of motor vehicles or rolling stock at any location in the United States.

          20. ASSIGNMENT BY LESSOR. Lessor may assign its interest or grant a security interest in any Lease and the Equipment individually or together, in whole or in part. If Lessee is given written notice of any such assignment, it shall immediately make all payments of Rent and other amounts hereunder directly to such assignee. Each such assignee shall have all of the rights of Lessor under each Lease assigned to it. Lessee shall not assert against any such assignee any set-off, defense, or counterclaim that Lessee may have against Lessor or any other person.

          21. DEFAULT; NO WAIVER. Lessee or any guarantor of any or all of the obligations of Lessee hereunder (together with Lessee, the "Lease Parties") shall be in default under each Lease upon the occurrence of any of the following events (each, an "Event of Default"): (a) Lessee fails to pay within two days after notice of when due any amount required to be paid by Lessee under or in connection with any Lease; (b) any of the Lease Parties fails to perform any other provision under or in connection with a Lease or violates any of the covenants or agreements of such Lease Party under or in connection with a Lease;
(c) any representation made or financial information delivered or furnished by any of the Lease Parties under or in connection with a Lease shall prove to have been inaccurate in any material respect when made; (d) any of the Lease Parties makes an assignment for the benefit of creditors, whether voluntary or involuntary, or consents to the appointment of a trustee or receiver, or if either shall be appointed for any of the Lease Parties or for a substantial part of its property without its consent and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof; (e) any petition or proceeding is filed by or against any of the Lease Parties under any Federal or State bankruptcy or insolvency code or similar law and, in the case of any such involuntary petition or proceeding, such petition or proceeding remains undismissed or unstayed for forty-five days following the filing or commencement thereof, or any of the Lease Parties takes any action authorizing any such petition or proceeding; (f) any of the Lease Parties fails to pay when due any indebtedness for borrowed money or under conditional sales or installment sales contracts or similar agreements, leases, or obligations evidenced by bonds, debentures, notes, or other similar agreements or instruments to any creditor (including Lessor under any other agreement) after any and all applicable cure periods therefor shall have elapsed; (g) any judgment shall be rendered against any of the Lease Parties which shall remain unpaid or unstayed for a period of sixty days; (h) any of the Lease Parties shall dissolve, liquidate, wind up or cease its business, sell or otherwise dispose of all or substantially all of its assets, or make any material change in its lines of business; (i) any of the Lease Parties shall amend or modify its name, unless such Lease Party delivers to Lessor, thirty days prior to any such proposed amendment or modification, written notice of such amendment or modification and within ten days before such amendment or modification delivers executed financing statements (in form and substance satisfactory to the Lessor); (j) any of the Lease Parties shall merge or consolidate with any other entity or make any material change in its capital structure, in each case without Lessor's prior written consent, which shall not be unreasonably withheld; (k) any of the Lease Parties shall suffer any loss or suspension of any material license, permit, or other right or asset necessary to the profitable conduct of its business, fail generally to pay its debts as they mature, or call a meeting for

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purposes of compromising its debts; (l) any of the Lease Parties shall deny or disaffirm its obligations hereunder or under any of the documents delivered in connection herewith; (m) there is a change in more than 35% of the ownership of any equity interests of any of the Lease Parties on the date hereof or more than 35% of such interests become subject to any contractual, judicial or statutory lien, charge, security interest or encumbrance; or (n) any of the Lease Parties suffers a material adverse change in the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise).

          22. REMEDIES. Upon the occurrence and continuation of an Event of Default, Lessor shall have the right, in its sole discretion, to exercise any one or more of the following remedies: (a) terminate each Lease; (b) declare any and all Rent and other amounts then due and any and all Rent and other amounts to become due under each Lease (collectively, the "Lease Obligations") immediately due and payable; (c) take possession of any or all items of Equipment, wherever located, without demand, notice, court order, or other process of law, and without liability for entry to Lessee's premises, for damage to Lessee's property, or otherwise; (d) demand that Lessee immediately return any or all Equipment to Lessor in accordance with Paragraph 14 above, and, for each day that Lessee shall fail to return any item of Equipment, Lessor may demand an amount equal to the Rent payable for such Equipment in accordance with Paragraph 14 above; (e) leases, sell, or otherwise dispose of the Equipment in a commercially reasonable manner, with or without notice and on public or private bid; (f) recover the following amounts from the Lessee (as damages, including reimbursement of costs and expenses, liquidated for all purposes and not as a penalty): (i) all costs and expenses of Lessor reimbursable to it hereunder, including, without limitation, expenses of disposition of the Equipment, legal fees, and all other amounts specified in Paragraph 23 below; (ii) an amount equal to the sum of (A) any accrued and unpaid Rent through the later of (1) the date of the applicable default, (2) the date that Lessor has obtained possession of the Equipment, or (3) such other date as Lessee has made an effective tender of possession of the Equipment to Lessor (the "Default Date") and (B) if Lessor resells or re-lets the Equipment, Rent at the periodic rate provided for in each Lease for the additional period that it takes Lessor to resell or re-let all of the Equipment; (iii) the present value of all future Rent reserved in the Leases and contracted to be paid over the unexpired Term of the Leases discounted at five percent compound interest; (iv) the reversionary value of the Equipment as of the expiration of the Term of the applicable Lease as set forth on the applicable Schedule; and (v) any indebtedness for Lessee's indemnity under Paragraph 18 above, plus a late charge at the rate specified in Paragraph 3 above, less the amount received by Lessor, if any, upon sale or re-let of the Equipment; and (g) exercise any other right or remedy to recover damages or enforce the terms of the Leases. Upon the occurrence and continuance of an Event of Default or an event which with the giving of notice or the passage of time, or both, would result in an Event of Default, Lessor shall have the right, whether or not Lessor has made any demand or the obligations of Lessee hereunder have matured, to appropriate and apply to the payment of the obligations of Lessee hereunder all security deposits and other deposits (general or special, time or demand, provisional or final) now or hereafter held by and other indebtedness or property now or hereafter owing by Lessor to Lessee. Lessor may pursue any other rights or remedies available at law or in equity, including, without limitation, rights or remedies seeking damages, specific performance, and injunctive relief. Any failure of Lessor to require strict performance by Lessee, or any waiver by Lessor of any provision hereunder or under any Schedule, shall not be construed as a consent or waiver of any other breach of the same or of any other provision. Any amendment or waiver of any provision hereof or under any Schedule or consent to any departure by Lessee herefrom or therefrom shall be in writing and signed by Lessor.

          No right or remedy is exclusive of any other provided herein or permitted by law or equity. All such rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.


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          23. LESSOR'S EXPENSE. Lessee shall pay Lessor on demand all costs and expenses (including legal fees and expenses) incurred in connection with the preparation, execution and delivery of this Agreement and any other agreements and transactions contemplated hereby, which expenses shall not exceed $2,500 without the written consent of Lessee and all costs and expenses in protecting and enforcing Lessor's rights and interests in each Lease and the equipment, including, without limitation, legal, collection, and remarketing fees and expenses incurred by Lessor in enforcing the terms, conditions, or provisions of each Lease or upon the occurrence and continuation of an Event of Default.

          24. LESSEE'S WAIVERS. To the extent permitted by applicable law,Lessee hereby waives any and all rights and remedies conferred upon a lessee by Sections 2A-508 through 2A-522 of the UCC. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease, or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 22 above or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 22. Any action by Lessee against Lessor for any default by Lessor under any Lease shall be commenced within one year after any such cause of action accrues.

          25. NOTICES; ADMINISTRATION. Except as otherwise provided herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to Lessor, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to Lessor at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, if to Lessee, then to Dyax Corp., One Kendall Square, Building 600, 5th Floor, Cambridge, Massachusetts 02319, Attention: Director of Finance, or such other address as shall be designated by Lessee or Lessor to the other party. All such notices and correspondence shall be effective when received.

          26. REPRESENTATIONS. Lessee represents and warrants to Lessor that (a) Lessee is duly organized, validly existing, and in good standing under the laws of the State of its incorporation; (b) the execution, delivery, and performance by Lessee of this Agreement are within Lessee's powers, have been duly authorized by all necessary action, and do not and will not contravene (i) Lessee's organizational documents or (ii) any law, regulation, rule, or contractual restriction binding on or affecting Lessee; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery, and performance by Lessee of this Agreement; (d) each Lease constitutes the legal, valid, and binding obligations of Lessee enforceable against Lessee in accordance with its terms; (e) the cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates, and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing, or other services) given to the Lessee by the manufacturer, supplier, or any other person; and (f) all information supplied by Lessee to Lessor in connection herewith is correct and does not omit any material statement necessary to insure that the information supplied is not misleading.

          27. FURTHER ASSURANCES. Lessee, upon the request of Lessor, will execute, acknowledge, record, or file, as the case may be, such further documents and do such further acts as may be reasonably necessary, desirable, or proper to carry out more effectively the purposes of this Agreement. Lessee hereby appoints Lessor as its attorney-in-fact to execute on behalf of Lessee and authorizes Lessor to file without Lessee's signature any UCC financing statements and amendments Lessor deems advisable.

          28. FINANCIAL STATEMENTS. Lessee shall deliver to Lessor: (a) as soon as available, but not later than 120 days after the end of each fiscal year of Lessee and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for Lessee and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of Lessee and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of Lessee that such Financial Statements have been prepared in accordance with generally accepted accounting principles and are fairly stated in all material respects (subject to normal year-end audit adjustments). Lessee shall also deliver to Lessor as soon as available copies of all press releases and other similar communications issued by Lessee.

          29. CONSENT TO JURISDICTION. Lessee irrevocably submits to the jurisdiction of any Illinois state or federal court sitting in Illinois for any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and Lessee irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state or federal court.

          30. WAIVER OF JURY TRIAL. LESSEE AND LESSOR IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          31. FINANCE LEASE. Lessee and Lessor agree that each Lease is a "Finance Lease" as defined by Section 2A-103(g) of the UCC. Lessee acknowledges that Lessee has reviewed and approved each written Supply Contract (as defined by UCC 2A-103(y)) covering Equipment purchased from each "Supplier" (as defined by UCC 2A-103(x)) thereof.

          32. NO AGENCY. Lessee acknowledges and agrees that neither the manufacturer or supplier, nor any salesman, representative, or other agent of the manufacturer or supplier, is an agent of Lessor. No salesman, representative, or agent of the manufacturer or supplier is authorized to waive or alter any term or condition of this Agreement or any Schedule, and no representation as to the Equipment or any other matter by the manufacturer or supplier shall in any way affect Lessee's duty to pay Rent and perform its other obligations as set forth in this Agreement or any Schedule.

          33. SPECIAL TAX INDEMNIFICATION. Lessee acknowledges that Lessor, in determining the Rent due hereunder, has assumed that certain tax benefits as are provided to an owner of property under the Internal Revenue Code of 1986, as amended (the "Code"), and under applicable state tax law, including, without limitation, depreciation deductions under Section 168(b) of the Code, and deductions under Section 163 of the Code in an amount at least equal to the amount of interest paid or accrued by Lessor with respect to any indebtedness incurred by Lessor in financing its purchase of the Equipment, are available to Lessor as a result of the lease of the Equipment. In the event Lessor is unable to obtain such tax benefits as a result of an act or omission of Lessee, is required to include in income any amount other than the Rent, or is required to recognize income in respect of the Rent earlier than anticipated pursuant to this Agreement, Lessee shall pay Lessor additional rent ("Additional Rent") in a lump sum in an amount needed to provide Lessor with the same after-tax yield and after-tax cash flow as would have been realized by Lessor had Lessor (i) been able to obtain such tax benefits, (ii) not been required to include any amount in income other than the Rent, and (iii) not been required to recognize income in respect of the Rent earlier than anticipated pursuant to this Agreement. The Additional Rent shall be computed by Lessor, which computation shall be binding on Lessee. The

Additional Rent shall be due immediately upon written notice by Lessor to Lessee of Lessor's inability to obtain tax benefits, the inclusion of any amount in income other than the Rent or the recognition of income in respect of the Rent earlier than anticipated pursuant to this Agreement. The provision of this Paragraph 33 shall survive the termination of this Agreement.

          34. GOVERNING LAW; SEVERABILITY. EACH LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. IF ANY PROVISION SHALL BE HELD TO BE INVALID OR UNENFORCEABLE, THE VALIDITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED.

LESSEE ACKNOWLEDGES THAT LESSEE HAS READ THIS AGREEMENT AND THE SCHEDULE HERETO, UNDERSTANDS THEM, AND AGREES TO BE BOUND BY THEIR TERMS AND CONDITIONS. FURTHER, LESSEE AND LESSOR AGREE THAT THIS AGREEMENT, THE SCHEDULES DELIVERED IN CONNECTION HEREWITH FROM TIME TO TIME, AND THE COMMITMENT LETTER ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, SUPERSEDING ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF. SHOULD THERE EXIST ANY INCONSISTENCY BETWEEN THE TERMS OF THE COMMITMENT LETTER AND THIS AGREEMENT, THE TERMS OF THIS AGREEMENT SHALL PREVAIL.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed by their duly authorized officers as of the date first written above.


                                       DYAX CORP.


                                       By: /s/ L. Edward Cannon
                                           -------------------------------------
                                           Name: L. Edward Cannon
                                           Title: Executive Vice President
                                           Federal Tax ID: 04-3053198


                                       TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION



                                       By: Gary P. Moro
                                           -------------------------------------
                                       Name: Gary P. Moro
                                       Title: Vice President

                    [Transamerica Business Credit letterhead]

                                    EXHIBIT A



December 17, 1997


Ms. Karen Roberts
Director of Finance
Dyax Corp.
One Kendall Square
Building 600, 5th Floor
Cambridge, MA  02139

Dear Karen:

Transamerica Business Credit Corporation - Technology Finance Division ("Lessor") is pleased to offer this commitment (this "Commitment") to lease the equipment described below to Dyax Corp. ("Lessee"). This Commitment supersedes all prior correspondence, commitments, and oral or other communications relating to leasing arrangements between Lessor and Lessee.

The outline of this offer is as follows:

LESSOR:             Transamerica Business Credit Corporation - Technology
                    Finance Division

LESSEE:             Dyax Corp.

EQUIPMENT:          Laboratory, production and office equipment (all equipment subject to Lessor's approval prior to funding), including without limitation, all additions, improvements, replacements, repairs, appurtenances, substitutions, and attachments thereto and all proceeds thereof ("Equipment"), including equipment acquired during 1997.

EQUIPMENT COST:     Not to exceed $3,000,000.

EQUIPMENT LOCATION: Cambridge, Massachusetts and Charlottesville, Virginia

LEASE TERM
COMMENCEMENT:       Upon delivery of the Equipment or upon each completion of
                    deliveries of items of Equipment with aggregate cost of not less than $50,000, but no later than December 31, 1998.

TERM: From each Lease Term Commencement until 60 months from the first day of the month next following or coincident with that Lease Term Commencement.

MONTHLY RENT:       Monthly Rent equal to 2.09409% of Equipment Cost will be
                    payable monthly in advance. The first month's rent will be due and payable in advance on or before each Lease Term
                    Commencement.

ADJUSTMENTS TO

RENTAL PAYMENTS:    The Lessor reserves the right to adjust the Monthly Rent
                    Payments as of the date of each Lease Term Commencement proportionally to the change in the weekly average of the interest rates of like-term U.S. Treasury Securities tracked from September 15, 1997 (U.S. Five Year Treasury rate 6.22) to the week preceding the date of each Lease Term
                    Commencement, as published in the Wall Street Journal. As of the date of each Lease Term Commencement, the Monthly Rent
                    Payments will be fixed for the term. A schedule of the actual Monthly Rent Payments will be provided by the Lessor following each Lease Term Commencement.

INTERIM RENT:       Interim Rent will accrue from each Lease Term Commencement until the next following first day of a month (unless the Lease Term Commencement is on the first day of a month).
                    Interim Rent will be at the daily equivalent of the currently adjusted Monthly Rent Payment.

NET LEASE:          The lease will be a net lease under which the Lessee will be responsible for maintenance, insurance, taxes, and all other costs and expenses.

TAXES: Sales or use taxes will be added to the Equipment Cost or collected on the gross rentals, as appropriate.

INSURANCE:          Prior to any delivery of Equipment, the Lessee will furnish confirmation of insurance acceptable to the Lessor covering the Equipment, including primary, all risk, physical damage, property damage and bodily injury with appropriate loss payee endorsement in favor of the Lessor.

CONDITIONS PRECEDENT
TO EACH LEASE TERM
COMMENCEMENT:       1.   No material adverse change in the financial condition,
                         operation or prospects of the Lessee prior to funding.
                         The Lessor reserves the right to rescind any unused portion of its commitment in the event of a material adverse change in the financial condition, operation or prospects of the Lessee.

                    2. Completion of the documentation and final terms of the proposed financing satisfactory to Lessor and Lessor's counsel.

                    3. Results of all due diligence, including lien, judgment and tax searches, and other matters Lessor may reasonably request shall be satisfactory to Lessor and Lessor's counsel.

                    4. Receipt by Lessor of duly executed Lease documentation in form and substance satisfactory to Lessor and its counsel.

                    5. Lessor shall receive title and a valid and perfected first priority lien and security interest in all Equipment acquired through the use of this Commitment and Lessor shall have received satisfactory evidence that there are no liens on any Equipment except as expressly permitted herein.

PURCHASE OPTION:    The Lessee will have the option to purchase all (but not
                    less than all) the Equipment at the expiration of the term of the lease for the then current Fair Market Value of the Equipment, plus applicable sales and other taxes. It will be agreed that Fair Market Value will be ten percent (10%) of original Equipment Cost.

AUTOMATIC RENEWAL:  In the event the Lessee does not exercise the Purchase
                    Option described above, the lease will automatically renew for a term of one year with Monthly Rentals equal to 1.0% of Equipment Cost payable monthly in advance. At the expiration of the renewal period, the Lessee will have the option to purchase all (but not less than all) the Equipment for its then current Fair Market Value, plus applicable sales and other taxes. It will be agreed that the Fair Market Value will not exceed five percent (5%).

ADDITIONAL
COVENANTS:          There will be no actual or threatened conflict with, or
                    violation of, any regulatory statute, standard or rule relating to the Lessee, its present or future operations, or the Equipment.

                    Lessee will be required to provide quarterly financial information. All information supplied by the Lessee will be correct and will not omit any statement necessary to make the information supplied not be misleading. There will be no material breach of the representations and warranties of the Lessee in the lease. The representations will include that the Equipment Cost of each item of the Equipment does not exceed the fair and usual price for like quantity purchased of such item and reflects all discounts, rebates and allowances for the Equipment given to Lessee or any affiliate of Lessee by the manufacturer, supplier or anyone else including, without limitation, discounts for advertising, prompt payment, testing or other services.

                    There will be no financial ratio covenants.

FEES AND EXPENSES:  The Lessee will be responsible for the Lessor's reasonable expenses in connection with the transaction. Said fees and expenses will not exceed $2,500 without consent of Lessee.

LAW: This letter and the proposed Lease are intended to be governed by and construed in accordance with Illinois law without regard to its conflict of law provisions.

INDEMNITY:          Lessee agrees to indemnify and to hold harmless Lessor, and its officers, directors and employees against all claims, damages, liabilities and expenses which may be incurred by or asserted against any such person in connection with or arising out of this letter and the transactions contemplated hereby, other than claims, damages, liability, and expense resulting from such person's gross negligence or willful misconduct.

CONFIDENTIALITY:    This letter is delivered to you with the understanding that neither it nor its substance shall be disclosed publicly or privately to any third person except those who are in a confidential relationship to you (such as your legal counsel and accountants), or where the same is required by law and then only on the basis that it not be further disclosed, which conditions Lessee and its agents agree to be bound by upon acceptance of this letter.

                    Without limiting the generality of the foregoing, none of such persons shall use or refer to Lessor or to any affiliate name in any disclosures made in connection with any of the transactions without Lessor's prior written consent.

                    Upon completion of the initial takedown by Lessor and Lessee, the Lessee will no longer be required to obtain Lessor's prior written consent to disclose the transaction contemplated hereby. In addition, the Lessee agrees to provide camera ready artwork of typestyles and logos of the Lessee for use in promotional material by the Lessor.

CONDITIONS OF
ACCEPTANCE:         This Commitment Letter is intended to be a summary of the
                    most important elements of the agreement to enter into a leasing transaction with Lessee, and it is subject to all requirements and conditions contained in Lease documentation proposed by Lessor or its counsel in the course of closing the Lease described herein. Not every provision that imposes duties, obligations, burdens, or limitations on Lessee is contained herein, but shall be contained in the final Lease documentation satisfactory to Lessor and its counsel.

                    EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS LETTER OR THE TRANSACTION DESCRIBED IN THIS LETTER.

APPLICATION FEE:    The $20,000 Application Fee previously paid by Lessee shall be first applied to the costs and expenses of the Lessor in connection with the transaction (not to exceed $2,500 without the consent of the Lessee), and any remainder shall be applied pro rata to the second month's rent due under each Lease Schedule.

COMMITMENT
EXPIRATION:         This commitment shall expire on December 23, 1997 unless
                    prior thereto either extended in writing by the Lessor or accepted as provided below by the Lessee.

Should you have any questions, please call me. If you wish to accept this Commitment, please so indicate by signing and returning the enclosed duplicate copy of this letter to me by December 23, 1997.

                                       Yours truly,

                                       TRANSAMERICA BUSINESS CREDIT CORP.
                                       TECHNOLOGY FINANCE DIVISION



                                       By:        /s/ Gerald A. Michaud
                                           -------------------------------------
                                               Gerald A. Michaud
                                               Senior Vice President - Marketing



Accepted this 19th day of December, 1997

DYAX CORPORATION

By:     /s/  Karen Roberts
------------------------------------

                                   SCHEDULE A


Equipment Locations:


1500 Avon Street Ext.
Charlottesville, Virginia  22902


One Kendall Square
Building 600, 5th Floor
Cambridge, Massachusetts  02139

                       SCHEDULE TO MASTER LEASE AGREEMENT

                          Dated as of December 30, 1997

                                 Schedule No. 1

LESSOR NAME & MAILING ADDRESS                    LESSEE NAME & MAILING ADDRESS
Transmerica Business Credit Corporation          Dyax Corp.
Riverway II                                      One Kendall Square
West Office Tower                                Building 600, 5th Floor
9399 West Higgins Road                           Cambridge, Massachusetts  02139
Rosemont, Illinois  60018

Equipment Location (if different from above):


This Schedule covers the following described equipment ("Equipment"):

     See Exhibit II attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated December 30, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions, and modifications. The Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated December 17, 1997, if the Lessor has not received this Schedule and an Acceptance and Delivery Certificate executed by the Lessee within five business days from the date first set forth above.

1.   Term (Number of Months)                                 60 months

2.   Equipment Cost                                          $   325,518.51

3.   Commencement Date                                       December 30, 1997

4.   Rate Factor                                             2.09409% of Equipment Cost

5.   Total Rents                             $408,999.03
     Total sales/use tax                     $ 20,449.95     $   429,448.98

6.   Advance Rents (first)                   $  6,816.65
     Sales/use tax for advance rent          $    340.83     $     7,157.48

7.   Monthly rental payments                 $  6,816.65
     Monthly sales/use tax                   $    340.83     $     7,157.48

     and the second such rental payment
     will be due on and subsequent rental                    February 1, 1998
     payments will be due on the same day
     of each month thereafter


8.   Security Deposit                                        NONE

9.   In addition to the monthly rental
     payments provided for herein, Lessee
     shall pay to Lessor, as interim rent,
     payable on the commencement date
     specified above, an amount equal to
     1/30th of the monthly rental payment
     (including monthly sales/use tax)
     multiplied by the number of days from
     and including the commencement date
     through the end of the same calendar
     month.                                                  $       477.17

Renewal terms:

In the event the Lease does not exercise the Purchase Option described below, the Lease shall automatically renew for a term of 12 months with Monthly Rental equal to 1% of the original Equipment Cost payable in monthly in advance. At the expiration of the renewal period, the Lessee shall have the option to purchase all (but not less than all) the Equipment for its then current Fair Market Value, plus applicable and other taxes. It is agreed that the Fair Market Value at the end of the renewal period shall not exceed 5% of Equipment Cost.

Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Lessee shall have the option to purchase all (but not less than all) the Equipment at the expiration of the term of the lease for the then Fair Market Value of the Equipment, plus applicable sales and other taxes. It is agreed that the Fair Market Value will be 10% of the Equipment Cost. The Purchase Date shall be December 31, 2002.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 5% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.


TRANSAMERICA BUSINESS CREDIT                 DYAX CORP.
CORPORATION                                  (Lessee)
(Lessor)


By:      /s/ Gary P. Moro                    By:      /s/ L. E. Cannon
   --------------------------------             --------------------------------

Title:   Vice President                      Title:   Executive Vice President
      -----------------------------                -----------------------------

                                   EXHIBIT II
                                       To
                                 Schedule No. 1


To:
      X   Schedule to Master Lease Agreement     X  Sale and Leaseback Agreement
      X   UCC                                    X  Bill of Sale
      __  Collateral Access Agreement            __


                         Dated as of December 30, 1997,

                                     Between

                    TRANSAMERICA BUSINESS CREDIT CORPORATION

                              And DYAX CORPORATION


Equipment Locations:  One Kendall Square
                      Cambridge, MA

====================================================================================================================================
    QTY         EQUIPMENT           INVOICE           SERIAL           SUPPLIER/        PURCH. DATE                      EQUIPMENT
               DESCRIPTION            NO.              NO.               VENDOR                                            COST
------------------------------------------------------------------------------------------------------------------------------------
     5        Micron Millenia       1368162                            Micron             5/2/97
              LXA Desktop                                              Electronics
              Computers and
              accessories
------------------------------------------------------------------------------------------------------------------------------------
     1        17" Monitor           1368162                            Micron             5/2/97
                                                                       Electronics
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Total Invoice                $  9,299.50
------------------------------------------------------------------------------------------------------------------------------------
     2        Micron                1422676                            Micron             5/2/97                       $  8,954.70
              Transport                                                Electronics
              Notebook
              Computers
------------------------------------------------------------------------------------------------------------------------------------
     1        Geneamp PCR           852335            N19460           Perkin Elmer       2/17/97                      $ 10,110.01
              System 9600
------------------------------------------------------------------------------------------------------------------------------------
     1        PE Applied            839951                             PE Applied         5/27/97                      $ 55,378.00
              Biosystems                                               Biosystems
              Model 310
              Genetic Analyser
------------------------------------------------------------------------------------------------------------------------------------
     1        Micron Millenia       1712483                            Micron             8/29/97                      $  2,793.35
              MME 200                                                  Electronics
              Desktop
              Computer
------------------------------------------------------------------------------------------------------------------------------------
     2        Bio-Tek               183711            90577            Bio-Tek            7/16/97                      $  3,020.47
              Instruments                                              Instruments,
              EL403B Robotic                                           Inc.
              System
------------------------------------------------------------------------------------------------------------------------------------
     1        Bio-Tek               183706            128827           Bio-Tek            7/16/97                      $  1,950.00
              Instruments                                              Instruments,
              Combo Pressure                                           Inc.
              Vacuum system

------------------------------------------------------------------------------------------------------------------------------------
     1        DSA Firewall-2        1                                  Decision-          4/1/97                       $  7,182.00
              VPN 2.1                                                  Science
                                                                       Applications,
                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
     4        Impact-2 8            67335             00713571,        Matrix             11/10/97                     $  4,701.72
              Challen 1250ul                          00713577,        Technologies
              Pipe                                    00713575,        Corp
                                                      00713578
------------------------------------------------------------------------------------------------------------------------------------
     1        Beckman TL-45         305062CL01        940-801          Beckman            1/27/97                      $  2,786.93
              Rotor Assy.                                              Instruments
     2        Tubes
------------------------------------------------------------------------------------------------------------------------------------
     1        Sorvall RC-5C         0220217182        9700232          Sorvall, Inc.      2/27/97
              Plus Centrifuge
------------------------------------------------------------------------------------------------------------------------------------
     2        Rotor, SLA            0220217182        9750858,         Sorvall, Inc.      2/27/97
              1500                                    9750874
------------------------------------------------------------------------------------------------------------------------------------
     2        SS34 Superspeed       0220217182        9700222,         Sorvall, Inc.      2/27/97
              Rotor                                   9613255
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Total Invoice                $ 27,723.50
------------------------------------------------------------------------------------------------------------------------------------
  Various     Office furniture      725594,                            OfficeEnviron-     Various                      $ 46,929.55
                                    728809,                            ments of New
                                    740565,                            England
                                    733679,
                                    739494,
                                    730207
------------------------------------------------------------------------------------------------------------------------------------
     1        Buchi RE 111          6299                               American           10/20/97                     $  1,688.78
              w/bath std. gl                                           Instrument
              EVAP                                                     Exchange
------------------------------------------------------------------------------------------------------------------------------------
     1        Heat stir plate,                                         American           10/03/97                     $  3,010.00
              (2) watson                                               Instrument
              marlow pumps,                                            Exchange
              (2) Millipore
              Chart recorders,
              K&Z Chart
              recorder
------------------------------------------------------------------------------------------------------------------------------------
     1        JEOL JNM-             92259,                             JEOL USA,          9/09/97,                     $139,990.00
              LA300 300 Mhz         56804                              Inc.               10/23/97
              NMR system
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Total                        $325,518.51
====================================================================================================================================


  Transamerica Business Credit              Dyax Corporation
  Corporation                                   (Lessee)
  (Lessor)


  By:      Gary P. Moro                     By:      /s/ L. E. Cannon
     --------------------------------          -----------------------------

  Title:  Vice President                    Title:  Executive Vice President
        -----------------------------            ---------------------------

                       SCHEDULE TO MASTER LEASE AGREEMENT

                          Dated as of December 30, 1997

                                 Schedule No. 2

LESSOR NAME & MAILING ADDRESS                    LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit Corporation         Dyax Corp.
Riverway II                                      One Kendall Square
West Office Tower                                Building 600, 5th Floor
9399 West Higgins Road                           Cambridge, Massachusetts  02139
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):

1500 Avon Street Ext.
Charlottesville, VA 22902

This Schedule covers the following described equipment ("Equipment"):

     See Exhibit II attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated December 30, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions, and modifications. The Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated December 17, 1997, if the Lessor has not received this Schedule and an Acceptance and Delivery Certificate executed by the Lessee within five business days from the date first set forth above.

1. Term (Number of Months)                                60 months

2. Equipment Cost                                         $120,135.84

3. Commencement Date                                      December 30, 1997

4. Rate Factor                                            2.09409% of Equipment Cost

5. Total Rents                              $151,073.32
   Total sales/use tax                      $  6,798.30   $157,871.62

6. Advance Rents (first)                    $  2,515.75
   Sales/use tax for advance rent           $    113.21   $  2,628.96

7. Monthly rental payments                  $  2,515.75
   Monthly sales/use tax                    $    113.21   $  2,628.96

   and the second such rental payment
   will be due on and subsequent rental                   February 1, 1998
   payments will be due on the same day
   of each month thereafter


8. Security Deposit                                       N/A

9. In addition to the monthly rental
   payments provided for herein, Lessee
   shall pay to Lessor, as interim rent,
   payable on the commencement date
   specified above, an amount equal to
   1/30th of the monthly rental payment
   (including monthly sales/use tax)
   multiplied by the number of days from
   and including the commencement date
   through the end of the same calendar
   month.                                                 $    175.26

Renewal terms:

In the event the Lease does not exercise the Purchase Option described below, the Lease shall automatically renew for a term of 12 months with Monthly Rental equal to 1% of the original Equipment Cost payable in monthly in advance. At the expiration of the renewal period, the Lessee shall have the option to purchase all (but not less than all) the Equipment for its then current Fair Market Value, plus applicable and other taxes. It is agreed that the Fair Market Value at the end of the renewal period shall not exceed 5% of Equipment Cost.

Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Lessee shall have the option to purchase all (but not less than all) the Equipment at the expiration of the term of the lease for the then Fair Market Value of the Equipment, plus applicable sales and other taxes. It is agreed that the Fair Market Value will be 10% of the Equipment Cost. The Purchase Date shall be December 31, 2002.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 5% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.


TRANSAMERICA BUSINESS CREDIT               DYAX CORP.
CORPORATION                                (Lessee)
(Lessor)
By:  /s/ Gary P. Moro                      By:  /s/ L. E. Cannon
   ----------------------------------         ----------------------------------
Title: Vice President                      Title:  Executive Vice President
      -------------------------------            -------------------------------

                                   EXHIBIT II
                                       To
                                 Schedule No. 2

To:
     X    Schedule to Master Lease Agreement     X  Sale and Leaseback Agreement
     X    UCC                                    X  Bill of Sale
     __   Collateral Access Agreement            __ Option of Counsel


                          Dated as of December 30, 1997

                                     Between

                    TRANSAMERICA BUSINESS CREDIT CORPORATION

                              And DYAX CORPORATION


Equipment Locations:   1500 Avon Street Ext.
                       Charlottesville, VA 22902

====================================================================================================================================
    QTY        EQUIPMENT                INVOICE          SERIAL NO.          SUPPLIER/           PURCH.                EQUIPMENT
              DESCRIPTION                  NO.                                 VENDOR             DATE                    COST
------------------------------------------------------------------------------------------------------------------------------------
     2        8101 analog                                                    Ath Inc.            7/4/97                 $    204.00
              telephones
------------------------------------------------------------------------------------------------------------------------------------
     1        Coulter 100Q              190795 UU         AA16275            Coulter             10/29/97               $ 35,054.53
              Optical Bench                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
     1        DEH1963 Super             A2063386                             Data Comm           5/06/97                $  1,010.45
              stack II 24 Port hub                                           Warehouse
              with coax module
------------------------------------------------------------------------------------------------------------------------------------
     2        Dell Dimension XPS        120817408         B1WLQ              Dell Direct         8/14/97                $  4,524.00
              233 Mhz pentium                             B1WLY              Sales L.P.
              processor and
              accessories
------------------------------------------------------------------------------------------------------------------------------------
     1        Dell Dimension            111519021         95KCY              Dell Direct         5/13/97                $  2,978.00
              Pentium Pro200n                                                Sales L.P.
              Minitower and
              accessories
------------------------------------------------------------------------------------------------------------------------------------
     1        Dell Latitude             128020062         BCG87              Dell Direct         10/20/97               $  3,007.00
              Notebook computer                                              Sales L.P.
              with accessories
------------------------------------------------------------------------------------------------------------------------------------
     1        Dell Dimension 200v       103950887         8GM9R              Dell Direct         2/25/97                $  3,320.80
              Mini Tower and                                                 Sales L.P.
              accessories
------------------------------------------------------------------------------------------------------------------------------------
     1        Dell Latitude Xpi         101855039         82MY4              Dell Direct         2/26/97                $  5,233.00
              CD laptop computer                                             Sales L.P.
              and acc.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
    QTY        EQUIPMENT                INVOICE          SERIAL NO.          SUPPLIER/           PURCH.                EQUIPMENT
              DESCRIPTION                  NO.                                 VENDOR             DATE                    COST
------------------------------------------------------------------------------------------------------------------------------------
     2        Dell Dimension 133v       102390739         8BTDX,             Dell Direct         2/10/97                $  4,014.00
              minitowers and                              8BTFI              Sales L.P.
              accessories
------------------------------------------------------------------------------------------------------------------------------------
     1        Dell Latitude Xpi         101939221         7Y8HO              Dell Direct         2/07/97                $  3,904.00
              133 Mhz laptop                                                 Sales L.P.
              computer with
              accessories
------------------------------------------------------------------------------------------------------------------------------------
     1        Dell Dimension XPS        120816830         B4X84              Dell Direct         8/18/97                $  2,545.00
              M233 Mhz Pentium                                               Sales L.P.
              processor minitower
              and acc.
------------------------------------------------------------------------------------------------------------------------------------
     1        Dell Dimension XPS        119069029         9VT7B              Dell Direct         7/28/97                $  3,237.00
              H233 Mhz minitower                                             Sales L.P.
              and acc
------------------------------------------------------------------------------------------------------------------------------------
     1        Dell P133/GsM and         106274459         8MDP8              Dell Direct         3/31/97                $  1,751.00
              accessories                                                    Sales L.P.
------------------------------------------------------------------------------------------------------------------------------------
     1        Dell Dimension            113561153         9B01F              Dell Direct         6/03/97                $  3,172.00
              Pentium Pro200n                                                Sales L.P.
              minitower and acc.
------------------------------------------------------------------------------------------------------------------------------------
     1        Dell Latitude LM          112641261         8WGKC              Dell Direct         6/10/97                $  4,836.00
              M166MMX                                                        Sales L.P.
              notebook computer
              and acc.
------------------------------------------------------------------------------------------------------------------------------------
     3        Dell Dimension            108903634         90DXL,             Dell Direct         4/23/97                $  9,135.00
              Pentium Pro2000n                            90DXQ,             Sales L.P.
              minitowers and                              90DXX
              accessories
------------------------------------------------------------------------------------------------------------------------------------
     1        Dell Latitude LM          107809568         84MCV              Dell Direct         4/01/97                $  4,291.29
              P133 Mhz notebook                                              Sales L.P.
              and acc. including        108353020
              MS office pro
              bookshelf
------------------------------------------------------------------------------------------------------------------------------------
     1        Dell Latitude P133                          62XNK              Patrick             5/27/97                $  4,302.00
              Mhz laptop and                                                 Coffey
              accessories
------------------------------------------------------------------------------------------------------------------------------------
     1        Office printer                                                 Edward              3/5/97                 $    610.74
                                                                             Stefanczyk
------------------------------------------------------------------------------------------------------------------------------------
     1        Dielectric tester         153797                               E.I.L.              6/23/97                $  2,604.00
              system with                                                    Instruments
              calibration and                                                Transcat
              ground leakage tester
------------------------------------------------------------------------------------------------------------------------------------
     1        Wire cabling                                                   Ath, Inc.           7/4/97                 $    348.77
------------------------------------------------------------------------------------------------------------------------------------
     1        STA 120A6 supplies        2120150-01                           Industrial          3/06/97                $    243.40
                                                                             Supply Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
    QTY        EQUIPMENT                INVOICE          SERIAL NO.          SUPPLIER/           PURCH.                EQUIPMENT
              DESCRIPTION                  NO.                                 VENDOR             DATE                    COST
------------------------------------------------------------------------------------------------------------------------------------

     1        STA 36x48 surplate        2120150-02                           Industrial          3/14/97                $  1,900.60
              and statstand                                                  Supply Co.
------------------------------------------------------------------------------------------------------------------------------------
     1        Digimatic Height          3022923-01                           James               3/21/97                $  3,991.88
              gage with Touch                                                McGraw, Inc.
              Probe
------------------------------------------------------------------------------------------------------------------------------------
     1        6' Compact tabletop       A 59970                              Photoworks          3/18/97                $  1,677.50
              system                                                         of Virginia,
                                                                             Inc.
------------------------------------------------------------------------------------------------------------------------------------
   1 each     Used desk, used           21738                                S&W Office          4/18/97                $    467.11
              utility table, used                                            Products, Inc.
              steno chair
------------------------------------------------------------------------------------------------------------------------------------
   1 each     Used desk, used           22001                                S&W Office          6/22/97                $    363.66
              chair                                                          Products, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     1        3Com etherlink III        A3316726                             inmac               6/9/97                 $    559.24
              and 2 etherlink Enet
              PCMCIA cards with
              cable
------------------------------------------------------------------------------------------------------------------------------------
     2        etherlink III B           A3579570                             inmac               6/16/97                $    979.90
              combo ISA card
------------------------------------------------------------------------------------------------------------------------------------
     1        Chromatogram              9790915-04        960729-12-         Scientific          9/15/97                $  2,638.48
              system validation                           412                Software, Inc.
              package
------------------------------------------------------------------------------------------------------------------------------------
     1        AMS A-100 Auger           100658-1                             AMS Filling         10/01/97               $  5,260.00
              filler                                                         Systems, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     1        2MB module for            -87803                               Entre               10/14/97               $    648.00
              laser jet printer and                                          Computer
              print server                                                   Center
------------------------------------------------------------------------------------------------------------------------------------
     1        Laserjet 6PXT             -87643            USCD012958         Entre               10/06/97               $    769.00
              printer                                                        Computer
                                                                             Center
------------------------------------------------------------------------------------------------------------------------------------
     1        Workbench with            4374613                              McCaster-           3/04/97                $    554.49
              flared leg and fixed                                           Carr Supply
              height                                                         Co.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Total                  $120,135.84
                                                                                                 Invoices
====================================================================================================================================

Transamerica Business Credit                Dyax Corporation
Corporation                                 (Lessee)
(Lessor)


By:      /s/ Gary P. Moro                   By:      /s/ L. E. Cannon
   ----------------------------------          ---------------------------------

Title:       Vice President                 Title:   Executive Vice President
      -------------------------------             ------------------------------